UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 30, 1999


                            UGLY DUCKLING CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                       000-20841                 86-0721358
----------------------------  ------------------------   -----------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)




            2525 E. Camelback Road, Suite 500, Phoenix, Arizona 85016
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip code)




Registrant's telephone number, including area code (602) 852-6600
                                                   --------------


                                 Not applicable.
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.           Other Events

         This Current Report on Form 8-K/A1 amends the Current Report on Form 8-K filed by Ugly Duckling Corporation ("Company") on December 30, 1999 solely to add the pro forma financial information required by item 7 (b).

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (b)      Pro Forma Financial Information.

         The required pro forma financial information is set forth below.

                PRO FORMA FINANCIAL INFORMATION

    The table set forth below shows the pro forma effects the sale of Cygnet Dealer Finance would have had on the adjusted financial condition and results of operations of the Company for the year ended December 31, 1999.

                                                                               Year Ended December 31, 1999
                                                                ------------------------------------------------------------
                                                                                                  Pro Forma
                                                                                  ------------------------------------------
                                                                    Actual           Adjustments            Resulting
                                                                ----------------  -------------------  ---------------------
Condensed Income Statement:
(in thousands)

Sales of Used Cars                                                $     389,908     $             --     $          389,908
Less:
    Cost of Used Cars Sold .................................            219,071                   --                219,071
    Provision for Credit Losses ............................            102,955                   --                102,955
                                                                ----------------  -------------------  ---------------------
                                                                         67,882                   --                 67,882
                                                                ----------------  -------------------  ---------------------
Net Interest Income ........................................             51,172                1,080                 52,252
Gain on Sale of Loans ......................................                 --                   --                     --
Servicing Income ...........................................              8,793                   --                  8,793
                                                                ----------------  -------------------  ---------------------
Other Income ...............................................             59,965                1,080                 61,045
                                                                ----------------  -------------------  ---------------------
Income before Operating Expenses ...........................            127,847                1,080                128,927
Operating Expenses .........................................            112,936                   --                112,936
                                                                ----------------  -------------------  ---------------------
Operating Income ...........................................             14,911                1,080                 15,991
Interest Expense ...........................................                224                   --                    224
                                                                ----------------  -------------------  ---------------------
Earnings (Loss) before Income Taxes ........................             14,687                1,080                 15,767
Income Taxes (Benefit) .....................................              6,000                  443                  6,443
                                                                ----------------  -------------------  ---------------------
Earnings (Loss) from Continuing Operations .................              8,687                  637                  9,324
Earnings (Loss) from Discontinued Operations ...............                573                (590)                   (17)
                                                                ----------------  -------------------  ---------------------
Earnings (Loss) ............................................      $       9,260     $             47     $            9,307
                                                                ================  ===================  =====================

Earnings (Loss) per Common Share from Continuing Operations:

Basic ......................................................      $        0.58     $          0.04      $            0.62
                                                                ================  ===================  =====================
Diluted ....................................................      $        0.57     $          0.04      $            0.61
                                                                ================  ===================  =====================

Shares Used in Computation - Continuing Operations:

Basic Shares ...............................................             15,093               15,093                 15,093
                                                                ================  ===================  =====================
Diluted Shares .............................................             15,329               15,329                 15,329
                                                                ================  ===================  =====================

            PRO FORMA FINANCIAL INFORMATION (cont.)

                                                                                                  Pro Forma
                                                                                  ------------------------------------------
                                                                    Actual           Adjustments            Resulting
                                                                ----------------  -------------------  ---------------------
Balance Sheet Data as of December 31, 1998:

Cash and Cash Equivalents ..................................      $       2,544     $         17,451     $           19,995
Finance Receivables, Net ...................................            126,168                                     126,168
Notes Receivable from Related Parties ......................                 --               12,000                 12,000
Inventory ..................................................             44,145                                      44,145
Property and Equipment, Net ................................             28,631                                      28,631
Intangible Assets, Net .....................................             14,433                                      14,433
Other Assets ...............................................             15,388                                      15,388
Net Assets of Discontinued Operations ......................            106,997             (37,451)                 69,546
                                                                ----------------  -------------------  ---------------------
                                                                  $     338,306     $         (8,000)    $          330,306
                                                                ================  ===================  =====================

Other Liabilities ..........................................             18,903                                      18,903
Notes Payable ..............................................            105,661              (8,000)                 97,661
Subordinated Notes Payable .................................             50,975                                      50,975
                                                                ----------------  -------------------  ---------------------
Total Liabilities ..........................................            175,539              (8,000)                167,539

Stockholders' Equity .......................................            162,767                                     162,767
                                                                ----------------  -------------------  ---------------------
Total Liabilities and Stockholders' Equity .................      $     338,306     $         (8,000)    $          330,306
                                                                ================  ===================  =====================

Balance Sheet Data as of December 31, 1999:

Cash and Cash Equivalents ..................................      $       3,683                   --     $            3,683
Finance Receivables, Net ...................................            365,586                                     365,586
Notes Receivable from Related Parties ......................             12,000                   --                 12,000
Inventory ..................................................             63,150                                      63,150
Property and Equipment, Net ................................             31,467                                      31,467
Intangible Assets, Net .....................................             14,741                                      14,741
Other Assets ...............................................             14,280                                      14,280
Net Assets of Discontinued Operations ......................             33,880                   --                 33,880
                                                                ----------------  -------------------  ---------------------
                                                                  $     538,787                   --     $          538,787
                                                                ================  ===================  =====================

Other Liabilities ..........................................             32,166                                      32,166
Notes Payable ..............................................            278,430                   --                278,430
Subordinated Notes Payable .................................             62,511                                      62,511
                                                                ----------------  -------------------  ---------------------
Total Liabilities ..........................................            373,107                   --                373,107

Stockholders' Equity .......................................            165,680                                     165,680
                                                                ----------------  -------------------  ---------------------
Total Liabilities and Stockholders' Equity .................      $     538,787     $             --     $          538,787
                                                                ================  ===================  =====================

Note: No pro forma adjustments necessary for Balance Sheet as of December 31, 1999 due to transaction reflected in historical statements.

                                                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       UGLY DUCKLING CORPORATION


Date:    March 14, 2000                     By:          /s/ Jon Ehlinger
                                               ---------------------------------
                                                   Vice President, Secretary and
                                                   General Counsel